UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

DHC ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Silicon Drive, Suite 100 Southlake, Texas 76092
(Address of principal executive offices, including zip code)

(214) 452-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	DHCAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	DHCA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

DHC Acquisition Corp (“DHC”) is a blank check company incorporated as a Cayman Islands exempted company on December 22, 2020. DHC was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. On July 25, 2022, DHC entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), by and among DHC, Glory Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”) and With Purpose, Inc. (d/b/a GloriFi, Inc.) a Delaware corporation (“GloriFi”).

The Merger

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(i) prior to (but no later than the day preceding) the date of the closing of the Business Combination, DHC shall migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended (“DGCL”) and the Companies Act (as revised) of the Cayman Islands (the “Domestication”), upon which each share of Class A ordinary shares, $0.0001 par value per share, of DHC (“DHC Class A Ordinary Shares”) shall be converted into one share of Class A common stock, $0.0001 par value per share of DHC (“DHC Class A Common Stock”), and each share of Class B ordinary shares, $0.0001 par value per share, of DHC (“DHC Class B Ordinary Shares”) shall be converted into one share of Class B common stock, $0.0001 par value per share, of DHC (the “Founders Class B Common Stock”) and together with DHC Class A Common Stock, “DHC Common Stock”);

(ii) immediately prior to the closing of the Business Combination and following the Domestication, each share of Founders Class B Common Stock shall automatically convert into one share of DHC Class A Common Stock;

(iii) at the closing of the Business Combination (the “Closing”) and following the Domestication, upon the terms and subject to the conditions of the Business Combination Agreement and in accordance with the DGCL, Merger Sub will merge with and into GloriFi, the separate corporate existence of Merger Sub shall cease and GloriFi shall continue as the surviving corporation of the merger and a wholly owned subsidiary of DHC (the “Merger”);

(iv) as a result of the Merger, among other things, (a) all outstanding shares of Class A Common Stock of GloriFi held by any GloriFi current stockholder will be converted into the right to receive (1) a number of shares of DHC Class A Common Stock equal to (x) the exchange ratio multiplied by (y) the number of shares of Class A Common Stock of GloriFi held by any GloriFi stockholder as of immediately prior to the effective time of the Merger (the “Effective Time”) and (2) its pro rata portion of up to 40 million shares of DHC Class A Common Stock (as may be increased as a result of the forfeiture following the Closing of exchanged GloriFi restricted stock and restricted stock units) upon the closing price of the DHC Class A Common Stock exceeding certain price thresholds for any 20 out of 30 consecutive trading day period in the seven year period following the Closing (the “Earnout Shares”) and (b) all outstanding shares of Class B Common Stock of GloriFi held by any GloriFi stockholder will be converted into the right to receive (1) a number of shares of DHC Common Stock equal to (x) the exchange ratio multiplied by (y) the number of shares of Class B Common Stock of GloriFi held by such stockholder as of immediately prior to the Effective Time and (2) its pro rata portion of the Earnout Shares, in each case of clauses (a) and (b), other than treasury shares and dissenting shares; and

(iv) DHC will be renamed “GloriFi, Inc.” or such other name as mutually agreed by DHC and GloriFi.

The Board of Directors of DHC has (i) determined that it is advisable to enter into the Business Combination Agreement and the documents contemplated thereby, (ii) approved the execution and delivery of the Business Combination Agreement and the documents contemplated thereby and the transactions contemplated thereby, and (iii) recommended the adoption and approval of the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby by its shareholders.

Conditions to Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of DHC and GloriFi, (ii) effectiveness of the registration statement on Form S-4 to be filed by DHC in connection with the Business Combination; (iii) the absence of laws or governmental orders prohibiting the Business Combination, (iv) expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (v) DHC having at least $5,000,0001 of net tangible assets upon the Closing, (vi) the completion of the Domestication, (vii) customary bringdown of the representations, warranties and covenants of the parties, (viii) the receipt of certain required regulatory approvals, (ix) the consummation of one or more financing transactions by GloriFi resulting in GloriFi’s receipt of unencumbered cash proceeds of at least $60,000,000, (x) the completion of a bank acquisition by an affiliate of GloriFi and the entry into a Marketing Program Framework Agreement by GloriFi with such affiliate or GloriFi having entered into an agreement with one or more state, or federally, charted financial institutions in a form reasonably acceptable to DHC, (xi) receipt of approval for listing on the Nasdaq Stock Market LLC of the shares of DHC Common Stock to be issued in connection with the Merger, and (xii) DHC having made all appropriate and necessary arrangements with the trustee of its Trust Fund (as defined below) to have all remaining funds released to DHC.

Another condition to GloriFi’s obligation to consummate the Merger is that, as of the Closing, the amount of cash (i) available in the trust account into which substantially all of the proceeds of DHC’s initial public offering have been deposited for the benefit of DHC, certain of its public shareholders and the underwriters of DHC’s initial public offering (the “Trust Fund”), after deducting the amount required to satisfy DHC’s obligations to its shareholders (if any) that exercise their rights to redeem all or a portion of their DHC Class A Ordinary Shares, in accordance with DHC’s articles of association currently in effect, plus (ii) all cash proceeds received by DHC at, prior to or immediately after the Effective Time from the issuance of DHC Class A Ordinary Shares, DHC Class A Common Stock or DHC units at a purchase price of not less than $10.00 per share or per unit, or otherwise in connection with any backstop financing, plus (iii) the aggregate commitment amounts pursuant to any equity financing facility entered into by DHC at or prior to the Closing, provided that the form of such equity financing facility is reasonably acceptable to GloriFi, shall be equal to or greater than $30,000,000.

Covenants

The Business Combination Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, subject to certain exceptions, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) GloriFi to prepare and DHC to file a registration statement on Form S-4, which shall include a proxy statement / consent solicitation statement, and take certain other actions to obtain the requisite approval of DHC shareholders of certain proposals regarding the Business Combination, (iv) the parties to use reasonable best efforts to obtain necessary approvals from government agencies and (v) GloriFi using reasonable best efforts to consummate financing transactions prior to September 30, 2022 resulting in the receipt of at least $60,000,000 in unencumbered cash proceeds by GloriFi.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by DHC, Merger Sub and GloriFi. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of DHC and GloriFi, (ii) by either DHC or GloriFi if the Effective Time has not occurred by March 4, 2023, so long as the failure of a condition not to be satisfied by such date is not principally caused by a breach by such party, (iii) by either DHC or GloriFi if any governmental order prohibiting the transaction has become final and nonappealable, (iv) by DHC or GloriFi if certain approvals of the shareholders of DHC are not obtained, (v) by DHC if the required GloriFi stockholders do not deliver a stockholder support agreement within 24 hours of the execution of the Business Combination Agreement or a written consent approving the Business Combination within 48 hours of the registration statement on Form S-4 becoming effective, (vi) by DHC or GloriFi if the other party has breached the Business Combination Agreement such that a closing condition would not be satisfied, subject to a 30 day cure period, (vii) by GloriFi, if the DHC board of directors has changed its recommendation in support of the Business Combination or recommended an alternative transaction, or (viii) by DHC if GloriFi has not consummated financing transactions resulting in the receipt of at least $60,000,000 in unencumbered cash proceeds by GloriFi prior to September 30, 2022.

Certain Related Agreements

Sponsor Support Agreement

On July 25, 2022, DHC entered into a Sponsor Agreement (the “Sponsor Agreement”), by and among DHC Sponsor, LLC (the “Sponsor”), GloriFi, DHC and the directors of DHC, pursuant to which the Sponsor agreed to, among other things, vote in favor of the Business Combination Agreement and the Business Combination and not to transfer any DHC securities held by the Sponsor prior to the Closing, subject to certain exceptions, in each case, subject to the terms and conditions contemplated by the Sponsor Agreement, and the term of the lock-up to which the founder shares held by the Sponsor and directors of DHC are subject after the Closing was amended to be the earlier of (i) 180 days following the Closing or (ii) the date on which the closing price of DHC Class A Common Stock equals or exceeds $12.50 per share for any 20 out of 30 consecutive trading days.

Stockholder Support Agreements

On July 25, 2022, DHC entered into Stockholder Support Agreements (the “Stockholder Support Agreements”), by and among DHC, GloriFi and certain stockholders of GloriFi (the “Key Stockholders”). Pursuant to the Stockholder Support Agreements, the Key Stockholders agreed to, among other things, execute and deliver a written consent with respect to the outstanding shares of GloriFi capital stock held by the Key Stockholders adopting the Business Combination Agreement and related transactions and approving the Business Combination, and not transfer any shares of GloriFi capital stock held by them prior to the Closing, subject to certain exceptions. Such written consent must be delivered promptly, and in any event within forty-eight (48) hours after the Registration Statement on Form S-4 is declared effective by the SEC. The shares of GloriFi capital stock that are owned by the Key Stockholders and subject to the Stockholder Support Agreements represent at least two-thirds of the outstanding voting power of GloriFi capital stock.

Transfer Restrictions and Registration Rights

The Business Combination Agreement contemplates that, at the Closing, DHC, the Sponsor, and certain shareholders of GloriFi will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which GloriFi will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of newly issued shares of DHC Class A Common Stock and other equity securities of DHC that are held by the parties thereto from time to time. In certain circumstances, various parties in the Registration Rights Agreement can collectively demand up to three underwritten offerings in any 12-month period, and will be entitled to piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement.

Additionally, in connection with the Business Combination, the Sponsor, certain of DHC’s officers and certain of GloriFi’s officers and stockholders entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which they agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of DHC Common Stock held by such persons immediately after the Closing or any shares of DHC Common Stock issuable upon the exercise of options, warrants or other convertible securities to purchase shares of DHC Common Stock held by such persons immediately after the Closing (collectively “Lock-Up Shares”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) until the earlier of (i)180 days, as the case may be, after the Closing, (ii) the date on which the last reported sale price of shares of DHC Class A Common Stock equals or exceeds $12.50 per share for twenty of any thirty consecutive trading days commencing after the Closing Date, or (iii) the date specified in a written waiver pursuant to the terms of the Lock-Up Agreements.

The foregoing description of the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreements, Lock-Up Agreements and Registration Rights Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and the Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4,, respectively, and the terms of which are incorporated by reference herein. The Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about DHC, GloriFi or any of their respective affiliates. The representations, warranties, covenants and agreements contained in the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement, and the other documents related thereto, as applicable, were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement, as applicable, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, Sponsor Support Agreement, Stockholder Support Agreement, Lock-Up Agreements and Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in DHC’s public disclosures.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between GloriFi and DHC. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GloriFi, the combined company or DHC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. DHC currently intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of DHC, referred to as a proxy statement/prospectus, and certain other related documents. A proxy statement/prospectus will be sent to all DHC shareholders. DHC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of DHC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by DHC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

DHC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from DHC’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of DHC and information regarding their interests in

DHC and the business combination is set forth in DHC’s annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 11, 2022. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. DHC’s, GloriFi’s and the combined company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GloriFi’s and DHC’s expectations with respect to future performance, statements about GloriFi’s industry and total addressable market, future market opportunities, the anticipated number of users / customers, the scope of future product offerings, timelines concerning the availability of future product offerings and regulatory approvals, the success of the technology underlying our platform, expectations and projections concerning future financial and operational performance and the successful consummation of the potential business combination or the benefits of such potential business combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of DHC and GloriFi. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination, including due to failure to obtain the approval of the shareholders of DHC; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews that adversely affect the combined company, the successful consummation of the proposed business combination or the expected benefits of the proposed business combination; (4) the risk that any proposed business combination disrupts current plans and operations of GloriFi; (5) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, acquire new customers and retain existing customers and retain key employees; (6) costs related to the any proposed business combination; (7) the ability of the combined company to successfully execute its business strategy, including launching new product offerings and expanding information and technology capabilities; (8) the amount of redemption requests made by DHC’s stockholders; (9) the ability of DHC or GloriFi to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination; (10) the ability to meet stock exchange listing standards following the consummation of the proposed business combination; (11) changes in the applicable laws or regulations; (12) the possibility that DHC, GloriFi or the combined company may be adversely affected by other economic, business, financial, political, legal and/or competitive factors, including the global impact of the ongoing conflict between Russia and Ukraine; (13) the impact of the global COVID-19 pandemic; and (14) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DHC, GloriFi, and the combined company with the SEC, including in any Form S-4. DHC and GloriFi caution that the foregoing list of factors is not exclusive and not to place any reliance upon forward-looking statements, including projections, which speak only as of the date made. There may be additional risks that DHC and GloriFi presently do not know of or that DHC or GloriFi currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. DHC and Glorify undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Neither DHC nor GloriFi gives any assurance that either DHC or GloriFi, or the combined company, will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of July 25, 2022

10.1	Form of Sponsor Agreement

10.2	Form of Stockholder Support Agreement

10.3	Form of Lock-Up Agreement

10.4	Form of Amended and Restated Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. DHC hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHC ACQUISITION CORP.

Dated: July 25, 2022	By:	/s/ Christopher Gaertner
	Name:	Christopher Gaertner
	Title:	Co-Chief Executive Officer and Chief Financial Officer